Confidential treatment requested

Exhibit 10.49

AMENDMENT TO JC PENNEY/WILLIAM RAST LICENSE AGREEMENT

This Amendment to License Agreement (this "Amendment") is made and entered into effective as of this 19 day of December 2013 by and between J.C. Penney Corporation, Inc., a Delaware corporation (together with its subsidiaries and affiliates "JCP"), and William Rast Sourcing, LLC, a Delaware Limited Liability Company ("WRS") and William Rast Licensing, LLC, a Delaware Limited Liability Company "WRL").

WHEREAS, JCP, WRL and WRS are parties to that certain License Agreement dated as of November 17, 2011 (the "License Agreement"), pursuant to which WR granted JCP certain rights to use certain intellectual property on and subject to the terms and conditions thereof;

WHEREAS, the parties now desire to amend the License Agreement, on and subject to the terms herein to reflect such arrangement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the License Agreement.

2.	GRANT OF LICENSE. Section 2 of the License Agreement is hereby amended to provide that all rights granted to Licensee under the License Agreement shall be non-exclusive.

3.	TERM. Section 7 of the License Agreement is hereby amended to provide that the Term shall end on June 30, 2014 and that Licensee shall not have any right or option to renew the License Agreement for any additional periods.

4.	PAYMENTS. Sections 7 and 8 of the License Agreement are hereby amended to provide that the Guranteed Minimum Royalty for balance of the Term (as amended herein) shall be ***, which shall be payable in accordance with the schedule attached hereto as Exhibit A.

5.	FURTHER OBLIGATIONS. Licensee hereby acknowledges that Licensor has no further obligations with respect to Sections 4, 5 or 9 of the License Agreement and has heretofore satisfied all of its obligations under such Sections.

6.	CONFIDENTIALITY. The confidentiality provisions of Sections 18(h) and (i) of the License Agreement shall be applicable to this Amendment, provided that either party may make disclosures as necessary to comply with SEC rules or the rules of any applicable securities exchange (e.g., NYSE, NASDAQ). In addition, either party may disclose this Amendment and its terms to its secured lenders.

7.	NON-DISPARAGEMENT. Neither party shall make any disparaging statements about the other party or its affiliates, the Trademark, Justin Timberlake or any facts or circumstances leading up to the signing of this Amendment.

8.	ENTIRE AGREEMENT: Except to the extent amended above, the terms and conditions of the License Agreement shall remain in full force and effect. To the extent of a conflict between the terms of the License Agreement and the terms of this Amendment, the terms of this Amendment shall govern.

***	Confidential terms have been omitted. The confidential terms and a Confidential Treatment Request are being filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set forth above.

JCP:

J.C. PENNEY CORPORATION, INC.

By:	/s/ John Tighe
Name: John Tighe
Title: SVP GMM JC Penney

WRS:

WILLIAM RAST SOURCING, LLC

By:	/s/ Yehuda Shmidman
Name: Yehuda Shmidman
Title: Chief Executive Officer

WRL:

WILLIAM RAST LICENSING, LLC

By:	/s/ Yehuda Shmidman
Name: Yehuda Shmidman
Title: Chief Executive Officer

Confidential treatment requested

EXHIBIT A

Payment Schedule

Royalty Period	Fiscal Qtr	Type of Payment	Due Date	Amount Due

1	Q3	GMR	Within 5 business davs of execution	$	***
Fiscal2013
	Q4	GMR	3/18/2014	$	***

Royalty Period	Fiscal Qtr	Type of Payment	Due Date	Amount Due
2	Q1	GMR	6/17/2014	$	***
Fiscal2014

	Q2	GMR	9/16/2014	$	***

	Q3	GMR	12/16/2014	$	***

	Q4	GMR	3/17/2015	$	***

Royalty Period	Fiscal Qtr	Type of Payment	Due Date	Amount Due

3	Q1	GMR	6/16/2015	$	***
Fiscal2015

***	Confidential terms have been omitted. The confidential terms and a Confidential Treatment Request are being filed separately with the Securities and Exchange Commission.